EXHIBIT 10.2

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                         SERIES C CONVERTIBLE PREFERRED
                         OFFSHORE SUBSCRIPTION AGREEMENT

                           IMMTECH INTERNATIONAL, INC.

            THIS AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation S as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("Securities Act").

            This Agreement has been executed by the undersigned subscriber ("Subscriber") in connection with the private placement of the Series C Convertible Preferred Stock ("Series C Stock") of Immtech International, Inc., located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, a corporation organized under the laws of Delaware, USA ("Company"). The terms on which the Series C Stock may be converted into common stock of the Company, $0.01 par value, ("Common Stock") and the other terms of the Series C Stock are set forth in the Certificate of Designation (Exhibit A). This Subscription and, if accepted by the Company, the offer and sale of the Series C Stock and the underlying Common Stock (collectively, the "Securities"), are being made in reliance on an exemption for non-public offerings under Regulation S of the Securities Act.

            The Subscriber hereby represents and warrants to the Company as follows:

            1. Agreement to Sell and Purchase the Securities.

            (a) Purchase Price. The Company will sell, and the Subscriber will buy, _____________ shares of Series C Stock for the purchase price of $25.00 U.S. Dollars per share (the aggregate price of the Series C Stock purchased by the Subscriber, the "Purchase Price") in reliance upon the representations and warranties of the Company and Subscriber contained in this Agreement and the terms and conditions hereinafter set forth.

            (b) Form of Payment. Subscriber shall pay the Purchase Price by delivering funds in U.S. Dollars by wire transfer to Cadwalader, Wickersham & Taft ("CWT"), for the benefit of the Company, against delivery of the certificates representing the shares of Series C Stock issuable in exchange therefor.

            (c) Wire Instructions. Wire instructions for CWT are as follows:

                  CHASE PRIVATE BANK
                  1211 Avenue of the Americas, 37th Floor
                  New York, NY 10036
                  ABA#021000021
                  Cadwalader Wickersham & Taft
                  Primary Trust Account A/C#967-707234
                  For the benefit of Immtech International, Inc.

            (d) Closing. Subject to the conditions set forth below, the purchase and sale of the Securities shall take place on or before June ___, 2003 at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, at 10:00 a.m., or at such other time and place as the Company and the Subscriber mutually agree (which date and event are designated as the "Closing Date" and "Closing," respectively). At the Closing the Company shall deliver to the Subscriber original certificates and instruments, as applicable, representing the Securities to be purchased at the Closing, against delivery by the Subscriber of a wire transfer in the amount of the aggregate Purchase Price therefor. The delivery of the Securities and the Closing shall be simultaneous in that neither the delivery of the Securities nor any event required by the terms of this Agreement to occur thereat shall be deemed to have occurred until such delivery and all such events shall have occurred, and when such delivery and all such events have occurred, they shall be deemed to have occurred simultaneously.

            2. Representation and Warranties of the Subscriber. The Subscriber acknowledges, represents, warrants and agrees as follows:

            (a) Authorization. If the Subscriber is a corporation, the corporation is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the Securities. The decision to invest and the execution and delivery of this Agreement by a corporate Subscriber, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Subscriber. The individual signing this Agreement has all right, power and authority to execute and deliver this Agreement on behalf of the corporate Subscriber.

            This Agreement has been duly executed and delivered by the Subscriber and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with its terms.

            (b) Evaluation of Risks. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. Subscribers recognize that an investment in the Company involves a high degree of risk.

            (c) Independent Counsel. Subscriber acknowledges that he, she or it has been advised to consult with their own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

            (d) Access to Information. Subscriber acknowledges that he, she or it has been permitted access, to the Subscriber's satisfaction, to the Company's books, records, reports and other information, including without limitation, public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.gsionline.com, http://www.freeedgar.com and http://www.10kwizard.com.

            (e) No Registration. Subscriber understands that the Securities have not been registered under the Securities Act or any other Securities laws but are being offered and sold to Subscribers in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Securities.

            (f) Offering Outside the United States. The Subscriber is not a "U.S. Person" as defined in Regulation S (as the same may be amended from time to time) promulgated under the Securities Act.(1) At the time the subscription for this transaction was originated, Subscribers were outside the United States and no offer to purchase the Securities was made in the United States. Except for a transaction registered under the Securities Act or pursuant to an exemption from such registration, Subscribers agree not to reoffer or sell the Securities, or to cause any transferee permitted hereunder to reoffer or sell the Securities, within the United States, or for the account or benefit of a U.S. Person, (i) as part of the distribution of the Securities at any time, or
(ii) otherwise, until at least one year after the Securities are issued ("Holding Period"), and, in either case, only in a transaction meeting the requirements of Regulation S or Rule 144 under the Securities Act, including without limitation, where the offer (i) is not made to a person in the United States and either (A) at the time the buy order is originated, the buyer is outside the United States or the Seller and any person acting on its behalf reasonably believe that the buyer is outside the United States, or (B) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States; and (ii) no directed selling efforts shall be made in the United States by the buyer, an affiliate or any person acting on their behalf.

----------

(1) Pursuant to Regulation S, a "U.S. Person" means: (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which any executor or administrator is a U.S. Person, (iv) any trust of which any trustee is a U.S. Person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if any individual resident in the United States), (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual resident in the United States), or (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction and formed by any U.S. Person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

            (g) Investment Intent. Subscriber is acquiring the Securities solely for his, her or its own account and not with a view to the distribution thereof to or for the benefit or account of any U.S. Person, in whole or in part. Subscriber understands and agrees he, she or it may bear the economic risk of an investment in the Securities for an indefinite period of time.

            (h) Transfer Restrictions. Subscriber does not now have or, in the future, will not take any short position or comparable hedge position in the Company's Common Stock or make any promissory notes and/or pledges on the Company's Common Stock. Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the Securities so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of Regulation S promulgated under the Securities Act and the Holding Period.

            (i) Transfer Restrictions Regarding Securities. Upon conversion of any part or all of the Series C Stock at any time as permitted hereby, if the holder of the Series C Stock being converted makes the certification, pursuant to the Notice of Conversion attached hereto as Exhibit B, that such holder has complied with all of the requirements of Regulation S and such other requirements as set forth herein, then the Company shall cause its transfer agent to deliver the underlying Common Stock ("Underlying Shares") upon such conversion with restrictive legend or stop transfer instructions.

            The Subscriber understands that the Company is the issuer of the securities which are the subject of this Agreement, and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, the Subscriber shall not, during the one year Holding Period set forth under Rule 903(c)(2), act as a distributor, either directly or through any affiliate, nor shall he sell, transfer, hypothecate or otherwise convey the securities or interest therein, other than outside the United States to a non-U.S. person.

            (j) No Advertisements. The Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting. Neither the Subscriber nor any affiliate nor any person acting on their behalf, has made any "directed selling efforts" (as defined in Regulation S) in the United States.

            (k) Investment Company. The Subscriber is not an "investment company" or an entity controlled by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

            3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber that the following are true and correct as of the Closing Date:

            (a) Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

            (b) Capitalization. The authorized capital stock of the Company consists of (a) 30,000,000 shares of Common Stock, $0.01 par value per share, of which (i) 8,025,159 are outstanding, (ii) 756,787 shares are reserved for conversion of Series A Convertible Preferred Stock, (iii) 209,532 shares are reserved for conversion of Series B Stock, (iv) 698,474 shares are reserved for exercise of outstanding options and (v) 2,297,062 are reserved for exercise of outstanding warrants, and (b) 5,000,000 shares of Preferred Stock, $0.01 par value, of which (x) 320,000 are designated Series A of which 133,800 are outstanding, (y) 240,000 are designated Series B of which 33,525 are outstanding and (z) 160,000 of which will be designated Series C. All outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series B Stock have been, and all shares of Series C Stock issued hereunder and all shares of Common Stock underlying such Series C Stock will be when issued, duly authorized and fully paid and nonassessable.

            (c) Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 4(d) of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Subscriber; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

            (d) No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

            (e) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

            (f) Reporting Issuer Company Status. The Company is a "Reporting Issuer" as defined in Rule 902 of Regulation S. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Company's Common Stock is listed on the Nasdaq OTC Bulletin Board under the symbol "IMMT."

            4. Representations and Warranties of the Company and Subscribers. Each of the Subscriber and the Company represent and warrant to the other the following with respect to itself:

            (a) Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company and the Subscriber and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

            (b) Non-contravention. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Securities and the transaction contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Company or any Subscriber of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company or any Subscriber, or any indenture, mortgage, deed of trust of other material agreement or instrument to which the Company or any Subscriber is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subscriber or any of its properties or assets.

            (c) Approvals. Neither the Company nor the Subscriber is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities.

            (d) Indemnification. Each of the Company and the Subscriber agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

            (e) Regulation S. The parties hereto are aware of the distribution compliance periods contained in Regulation S.

            (f) Exemption; Reliance on Representations. The Subscriber understands that the offer and sale of the Securities are not being registered under the Securities Act and that the Securities are being offered and sold under an exemption from registration pursuant to Regulation S of the Securities Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S of the Securities Act. Each of the Company and Subscriber agree to comply in all respects with the provisions of Regulation S in connection with the transactions contemplated hereby, and to ensure that all applicable Offering Restrictions (as defined in Regulation S) are thoroughly complied with and satisfied and to refrain from engaging, and to ensure that none of its affiliates will engage, in any Directed Selling Efforts.

            (g) Stock Delivery Instructions/Legend. The Series C Stock certificates and the Common Stock certificates for the Underlying Shares in the event of Conversion (unless then registered pursuant to the Securities Act) shall be delivered bearing a legend substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED, RESOLD, TRANSFERRED OR SOLD TO ANY U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT AFTER 1 YEAR FROM THE DATE OF ISSUANCE EXCEPT PURSUANT TO A REGISTRATION OR EXEMPTION THEREFROM; HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED."

            5. Covenants of the Company. The Company covenants and agrees that on and after the Closing Date it will:

            (a) Registration Rights. The Company will use commercially reasonable efforts to register the Underlying Shares on Form S-3 pursuant to the Securities Act and to keep such registration effective for the lesser of (i) 12 months from the date of issuance or (ii) until such time as all Series C Stock have been converted to Common Stock. The Company shall file, or amend, a Form S-3 registration statement to effect the registration of the Underlying Shares within 90 business days from the Closing Date and shall use commercially reasonable efforts to have such registration statement declared effective no later than 120 days after filing or amending, as the case may be, the Form S-3 ("Registration Date").

            6. Conditions to the Company's Obligation to Sell. The obligation of the Company to sell the Series C Stock is subject to the satisfaction of each of the following conditions (any of which may be waived by the Company in whole or in part):

            (a) The execution and delivery by the Subscriber of this Agreement; and

            (b) All representations and warranties of the Subscriber being true and correct.

            7. Conditions to Subscriber's Obligation to Purchase. The obligation of the Subscriber to purchase the Series C Stock is subject to the satisfaction of each of the following conditions (any of which may be waived by the Purchaser in whole or in part):

            (a) The execution and delivery by the Company of this Agreement;

            (b) Delivery of the original Series C Stock as described herein; and

            (c) All representations and warranties of the Company being true and correct.

            8. Miscellaneous.

            (a) This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts of any New York district or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Agreement obtains a judgment against it in a New York proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            (b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

            (c) In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original. This Agreement may be executed in counterparts which shall be considered an original document and which together shall be considered a complete document.

            (d) This Agreement and Exhibits hereto constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof. This Agreement may be amended only in writing signed by the parties.

            (e) The Subscribers represent to the Company that the representations and warranties of the Subscriber contained herein are complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with a private offering of securities.

            (f) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

            (g) This Agreement is binding upon and shall inure to the benefit of each of the Company and the Subscriber and may not be assigned by the Subscriber without the prior written consent of the Company.

            (h) If the parties hereto are unable to resolve any dispute under this Agreement by negotiations, the dispute shall be exclusively settled by confidential arbitration under the then current Commercial Arbitration Rules of the American Arbitration Association in New York City by three arbitrators, one selected by the Company, one by the Subscriber and the third by the two so selected. Judgment upon any arbitrators' award may be entered in any court having jurisdiction. The arbitrators shall have no authority to amend this Agreement.

            (i) Each of the parties agree to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

            (j) Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

            IN WITNESS WHEREOF, this Offshore Subscription Agreement was duly executed on the date first written below.


                                        _______________________________________,
                                        Subscriber


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        Number of Shares Subscribed: ___________
                                        Aggregate Purchase Price: ______________

                                        Executed at ____________________________
                                        this ____ day of _______________, 2003

Agreed to and Accepted on
this _____ day of ________, 2003

Number of Shares Accepted_________


IMMTECH INTERNATIONAL, INC.


By:____________________________________
   Name:  T. Stephen Thompson
   Title: President and Chief Executive
          Officer

FULL NAME AND ADDRESS OF SUBSCRIBER FOR REGISTRATION PURPOSES:

NAME:             ______________________________________________________________

ADDRESS:          ______________________________________________________________

TEL NO:           ______________________________________________________________

FAX NO:           ______________________________________________________________

CONTACT           ______________________________________________________________

NAME:             ______________________________________________________________

DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):

NAME:             ______________________________________________________________

ADDRESS:          ______________________________________________________________

TEL NO:           ______________________________________________________________

FAX NO:           ______________________________________________________________

CONTACT NAME:     ______________________________________________________________

SPECIAL
INSTRUCTIONS:     ______________________________________________________________

                                    Exhibit B

                              NOTICE OF CONVERSION
  (To be Executed by the Registered Holder in order to Convert the Convertible
                                 Series C Stock)

            The undersigned hereby irrevocably elects to convert the above Series C Stock No. ____ into Shares of common stock, $0.01 par value ("Common Stock") of Immtech International, Inc. (the "Company") according to the conditions hereof, as of the date written below.

            The undersigned represents and warrants that:

1. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Stock shall be made in compliance with Regulation S, pursuant to an exemption from registration under the Securities Act of 1933, as amended ("Securities Act") or pursuant to registration of the Common Stock under the Securities Act, subject to any restrictions on sale or transfer set forth in the Series C Convertible Preferred Offshore Subscription Agreement between the Company and the original holder of the Series C Stock submitted herewith for conversion.

2. The undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Securities Act.

3. Upon conversion pursuant to this Notice of Conversion, the undersigned will not own or be deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.99% or more of the then issued and outstanding shares of the Company.

______________________________________    ______________________________________
          Date of Conversion*                  Applicable Conversion Price

______________________________________    ______________________________________
Number of Common Shares upon Conversion          $ Amount of Conversion


______________________________________    ______________________________________
               Signature                                  Name

Address:                                  Deliver Shares to:
______________________________________    ______________________________________
______________________________________    ______________________________________
______________________________________    ______________________________________
______________________________________    ______________________________________

* The original Series C Stock Certificate and Notice of Conversion must be received by the Company by the third business day following the Date of Conversion.